Exhibit 25.3

                                                  Registration No.
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)

                            WILMINGTON TRUST COMPANY
               (Exact name of trustee as specified in its charter)


        Delaware                                         51-0055023
(State of incorporation)                 (I.R.S. employer identification no.)

                               Rodney Square North
                            1100 North Market Street
                           Wilmington, Delaware 19890
                    (Address of principal executive offices)

                               Cynthia L. Corliss
                        Vice President and Trust Counsel
                            Wilmington Trust Company
                               Rodney Square North
                           Wilmington, Delaware 19890
                                 (302) 651-8516
            (Name, address and telephone number of agent for service)


                        SYMONS INTERNATIONAL GROUP, INC.

               (Exact name of obligor as specified in its charter)

        Indiana                                         35-1707115

(State of incorporation)                   (I.R.S. employer identification no.)

    4720 Kingsway Drive
   Indianapolis, Indiana                                   46205
(Address of principal executive offices)                 (Zip Code)



                   Symons International Group, Inc. Guarantee with respect to Trust Preferred Securities
                       (Title of the indenture securities)

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ITEM 1.     GENERAL INFORMATION.

                    Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                    Federal Deposit Insurance Co.      State Bank Commissioner
                    Five Penn Center                   Dover, Delaware
                    Suite #2901
                    Philadelphia, PA

            (b)     Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

ITEM 2.     AFFILIATIONS WITH THE OBLIGOR.

                    If the obligor is an affiliate of the trustee, describe each affiliation:

                    Based upon an  examination  of the books and  records of the trustee and upon information furnished by the obligor, the obligor is not an affiliate of the trustee.

ITEM 3.  LIST OF EXHIBITS.

                 List  below all  exhibits  filed as part of this  Statement  of
            Eligibility and Qualification.

            A. Copy of the Charter of Wilmington Trust Company, which includes the certificate of authority of Wilmington Trust Company to commence business and the authorization of Wilmington Trust Company to exercise corporate trust powers.
            B.      Copy of By-Laws of Wilmington Trust Company.
            C. Consent of Wilmington Trust Company required by Section 321(b) of Trust Indenture Act.
            D. Copy of most recent Report of Condition of Wilmington Trust Company.

            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wilmington Trust Company, a corporation organized and existing under the laws of Delaware, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington and State of Delaware on the 8th day of September, 1997.

                                         WILMINGTON TRUST COMPANY
[SEAL]
Attest:/s/ Donald G. MacKelcan           By:/s/ Emmett R. Harmon
------------------------------           -----------------------
       Assistant Secretary               Name:   Emmett R. Harmon
                                         Title:  Vice President

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                                    EXHIBIT A

                                 AMENDED CHARTER

                            Wilmington Trust Company

                              Wilmington, Delaware

                           As existing on May 9, 1987





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                                 Amended Charter

                                       or

                              Act of Incorporation

                                       of

                            Wilmington Trust Company

            Wilmington Trust Company, originally incorporated by an Act of the General Assembly of the State of Delaware, entitled "An Act to Incorporate the Delaware Guarantee and Trust Company", approved March 2, A.D. 1901, and the name of which company was changed to "Wilmington Trust Company" by an amendment filed in the Office of the Secretary of State on March 18, A.D. 1903, and the Charter or Act of Incorporation of which company has been from time to time amended and changed by merger agreements pursuant to the corporation law for state banks and trust companies of the State of Delaware, does hereby alter and amend its Charter or Act of Incorporation so that the same as so altered and amended shall in its entirety read as follows:

          First: - The name of this corporation is Wilmington Trust Company.

          Second: - The location of its principal office in the State of Delaware is at Rodney Square North, in the City of Wilmington, County of New Castle; the name of its resident agent is Wilmington Trust Company whose address is Rodney Square North, in said City. In addition to such principal office, the said corporation maintains and operates branch offices in the City of Newark, New Castle County, Delaware, the Town of Newport, New Castle County, Delaware, at Claymont, New Castle County, Delaware, at Greenville, New Castle County Delaware, and at Milford Cross Roads, New Castle County, Delaware, and shall be empowered to open, maintain and operate branch offices at Ninth and Shipley Streets, 418 Delaware Avenue, 2120 Market Street, and 3605 Market Street, all in the City of Wilmington, New Castle County, Delaware, and such other branch offices or places of business as may be authorized from time to time by the agency or agencies of the government of the State of Delaware empowered to confer such authority.

          Third: - (a) The nature of the business and the objects and purposes proposed to be transacted, promoted or carried on by this Corporation are to do any or all of the things herein mentioned as fully and to the same extent as natural persons might or could do and in any part of the world, viz.:

                    (1) To sue and be sued, complain and defend in any Court of law or equity and to make and use a common seal, and alter the seal at pleasure, to hold, purchase, convey, mortgage or otherwise deal in real and personal estate and property, and to appoint such officers and agents as the business of the



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                    Corporation shall require,  to make by-laws not inconsistent with the Constitution or laws of the United States or of this State, to discount bills, notes or other evidences of debt, to receive deposits of money, or securities for money, to buy gold and silver bullion and foreign coins, to buy and sell bills of exchange, and generally to use, exercise and enjoy all the powers, rights, privileges and franchises incident to a corporation which are proper or necessary for the transaction of the business of the Corporation hereby created.

                    (2) To insure titles to real and personal property, or any estate or interests therein, and to guarantee the holder of such property, real or personal, against any claim or claims, adverse to his interest therein, and to prepare and give certificates of title for any lands or premises in the State of Delaware, or elsewhere.

                    (3) To act as factor, agent, broker or attorney in the receipt, collection, custody, investment and management of funds, and the purchase, sale, management and disposal of property of all descriptions, and to prepare and execute all papers which may be necessary or proper in such business.

                    (4)  To  prepare  and  draw  agreements,  contracts,  deeds, leases, conveyances, mortgages, bonds and legal papers of every description, and to carry on the business of conveyancing in all its branches.

                    (5) To receive upon deposit for safekeeping money, jewelry, plate, deeds, bonds and any and all other personal property of every sort and kind, from executors, administrators, guardians, public officers, courts, receivers, assignees, trustees, and from all fiduciaries, and from all other persons and individuals, and from all corporations whether state, municipal, corporate or private, and to rent boxes, safes, vaults and other receptacles for such property.

                    (6) To act as agent or otherwise for the purpose of registering, issuing, certificating, countersigning, transferring or underwriting the stock, bonds or other obligations of any corporation, association, state or municipality, and may receive and manage any sinking fund therefor on such terms as may be agreed upon between the two parties, and in like manner may act as Treasurer of any corporation or municipality.

                    (7) To act as Trustee under any deed of trust, mortgage, bond or other instrument issued by any state, municipality, body politic, corporation, association or person, either alone or in conjunction with any other person or persons, corporation or corporations.


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                    (8) To guarantee the validity,  performance or effect of any contract or agreement, and the fidelity of persons holding places of responsibility or trust; to become surety for any person, or persons, for the faithful performance of any trust, office, duty, contract or agreement, either by itself or in conjunction with any other person, or persons, corporation, or corporations, or in like manner become surety upon any bond, recognizance, obligation, judgment, suit, order, or decree to be entered in any court of record within the State of Delaware or elsewhere, or which may now or hereafter be required by any law, judge, officer or court in the State of Delaware or elsewhere.

                    (9) To act by any and every method of appointment as trustee, trustee in bankruptcy, receiver, assignee, assignee in bankruptcy, executor, administrator, guardian, bailee, or in any other trust capacity in the receiving, holding, managing, and disposing of any and all estates and property, real, personal or mixed, and to be appointed as such trustee, trustee in bankruptcy, receiver, assignee, assignee in bankruptcy, executor, administrator, guardian or bailee by any persons, corporations, court, officer, or authority, in the State of Delaware or elsewhere; and whenever this Corporation is so appointed by any person, corporation, court, officer or authority such trustee, trustee in bankruptcy, receiver, assignee, assignee in bankruptcy, executor, administrator, guardian, bailee, or in any other trust capacity, it shall not be required to give bond with surety, but its capital stock shall be taken and held as security for the performance of the duties devolving upon it by such appointment.

                    (10) And for its care, management and trouble, and the exercise of any of its powers hereby given, or for the performance of any of the duties which it may undertake or be called upon to perform, or for the assumption of any responsibility the said Corporation may be entitled to receive a proper compensation.

                    (11) To purchase, receive, hold and own bonds, mortgages, debentures, shares of capital stock, and other securities, obligations, contracts and evidences of indebtedness, of any private, public or municipal corporation within and without the State of Delaware, or of the Government of the United States, or of any state, territory, colony, or possession thereof, or of any foreign government or country; to receive, collect, receipt for, and dispose of interest, dividends and income upon and from any of the bonds, mortgages, debentures, notes, shares of capital stock, securities, obligations, contracts, evidences of indebtedness and other property held and owned by it, and to exercise in respect of all such bonds, mortgages, debentures, notes, shares of capital stock, securities, obligations, contracts, evidences of indebtedness and other property, any and all the rights, powers and privileges of individual

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                    owners  thereof,  including  the right to vote  thereon;  to invest and deal in and with any of the moneys of the Corporation upon such securities and in such manner as it may think fit and proper, and from time to time to vary or realize such investments; to issue bonds and secure the same by pledges or deeds of trust or mortgages of or upon the whole or any part of the property held or owned by the Corporation, and to sell and pledge such bonds, as and when the Board of Directors shall determine, and in the promotion of its said corporate business of investment and to the extent authorized by law, to lease, purchase, hold, sell, assign, transfer, pledge, mortgage and convey real and personal property of any name and nature and any estate or interest therein.

            (b) In furtherance of, and not in limitation, of the powers conferred by the laws of the State of Delaware, it is hereby expressly provided that the said Corporation shall also have the following powers:

                    (1) To do any or all of the things herein set forth, to the same extent as natural persons might or could do, and in any part of the world.

                    (2) To acquire the good will, rights, property and franchises and to undertake the whole or any part of the assets and liabilities of any person, firm, association or corporation, and to pay for the same in cash, stock of this Corporation, bonds or otherwise; to hold or in any manner to dispose of the whole or any part of the property so purchased; to conduct in any lawful manner the whole or any part of any business so acquired, and to exercise all the powers necessary or convenient in and about the conduct and management of such business.

                    (3) To take, hold, own, deal in, mortgage or otherwise lien, and to lease, sell, exchange, transfer, or in any manner whatever dispose of property, real, personal or mixed, wherever situated.

                    (4) To enter into, make, perform and carry out contracts of every kind with any person, firm, association or corporation, and, without limit as to amount, to draw, make, accept, endorse, discount, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable or transferable instruments.

                    (5) To have one or more offices, to carry on all or any of its operations and businesses, without restriction to the same extent as natural persons might or could do, to purchase or otherwise acquire, to hold, own, to mortgage, sell, convey or otherwise dispose of, real and personal property, of every class and description, in any State, District, Territory or Colony of the United States, and in any foreign country or place.

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                    (6) It is the  intention  that  the  objects,  purposes  and powers specified and clauses contained in this paragraph shall (except where otherwise expressed in said paragraph) be nowise limited or restricted by reference to or inference from the terms of any other clause of this or any other paragraph in this charter, but that the objects, purposes and powers specified in each of the clauses of this paragraph shall be regarded as independent objects, purposes and powers.

          Fourth: - (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is forty-one million (41,000,000) shares, consisting of:

                    (1) One million  (1,000,000)  shares of Preferred stock, par
                    value   $10.00  per  share   (hereinafter   referred  to  as
                    "Preferred Stock"); and

                    (2) Forty million (40,000,000) shares of Common Stock, par value $1.00 per share (hereinafter referred to as "Common Stock").

            (b) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 1 of Paragraph (c) of this Article Fourth, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

                    (1) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

                    (2) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on

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                    any other class or  classes,  or series of the same or other
                    class  of  stock  and  whether  such   dividends   shall  be
                    cumulative or non-cumulative;

                    (3) The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

                    (4) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed.

                    (5) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation.

                    (6) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

                    (7) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such circumstances and on such conditions as the Board of Directors may determine.

            (c) (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of section (b) of this Article Fourth), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of section (b) of this Article Fourth), and subject further to any conditions which may be fixed in accordance with the provisions of section (b) of this Article Fourth, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

                    (2) After distribution in full of the preferential amount, if any, (fixed in accordance with the provisions of section
                    (b) of this Article Fourth), to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up, of the Corporation, the holders of the Common Stock shall be entitled to

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                    receive  all of the  remaining  assets  of the  Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                    (3) Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to section (b) of this Article Fourth, each holder of Common Stock shall have one vote in respect of each share of Common Stock held on all matters voted upon by the stockholders.

            (d) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

            (e) The relative powers, preferences and rights of each series of Preferred Stock in relation to the relative powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in section (b) of this Article Fourth and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to section (b) of this Article Fourth that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

            (f) Subject to the provisions of section (e), shares of any series of Preferred Stock

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            may be issued  from time to time as the  Board of  Directors  of the
            Corporation   shall  determine  and  on  such  terms  and  for  such
            consideration as shall be fixed by the Board of Directors.

            (g) Shares of Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

            (h) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

          Fifth: - (a) The business and affairs of the Corporation shall be conducted and managed by a Board of Directors. The number of directors constituting the entire Board shall be not less than five nor more than twenty-five as fixed from time to time by vote of a majority of the whole Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the whole Board shall be twenty-four until otherwise fixed by a majority of the whole Board.

            (b) The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the annual meeting of stockholders in 1982, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next annual election of directors. At such election, the stockholders shall elect a successor to such director to hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

            (c) Notwithstanding any other provisions of this Charter or Act of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Charter or Act of Incorporation or the ByLaws of the Corporation), any director or the entire Board of Directors of the Corporation may be removed at any time without cause, but only by the affirmative vote of the holders of two-thirds or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

            (d) Nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Such nominations shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Notice of nominations which are proposed by the Board of Directors shall be given by the Chairman on behalf of the Board.

            (e) Each notice under subsection (d) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of such nominee and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

            (f) The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

            (g) No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

          Sixth: - The Directors shall choose such officers, agent and servants as may be provided in the By-Laws as they may from time to time find necessary or proper.

          Seventh: - The Corporation hereby created is hereby given the same powers, rights and privileges as may be conferred upon corporations organized under the Act entitled "An Act Providing a General Corporation Law", approved March 10, 1899, as from time to time amended.

          Eighth: - This Act shall be deemed and taken to be a private Act.

          Ninth: - This Corporation is to have perpetual existence.

          Tenth: - The Board of Directors, by resolution passed by a majority of the whole Board, may designate any of their number to constitute an Executive Committee, which Committee, to the extent provided in said resolution, or in the By-Laws of the Company, shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

          Eleventh: - The private property of the stockholders shall not be liable for the payment of corporate debts to any extent whatever.

          Twelfth: - The Corporation may transact business in any part of the world.

          Thirteenth: - The Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-Laws of the Corporation by a vote of the majority of the entire Board. The stockholders may make, alter or repeal any By-Law whether or not adopted by them, provided however, that any such additional By-Laws, alterations or repeal may be adopted only by the affirmative vote of the holders of two-thirds or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class).

          Fourteenth: - Meetings of the Directors may be held outside of the State of Delaware at such places as may be from time to time designated by the Board, and the Directors may keep the books of the Company outside of the State of Delaware at such places as may be from time to time designated by them.

          Fifteenth: - (a) In addition to any affirmative vote required by law, and except as otherwise expressly provided in sections (b) and (c) of this Article Fifteenth:

                    (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder), which, after such merger or consolidation, would be an Affiliate (as hereinafter defined) of an Interested Stockholder, or

                    (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate fair market value of $1,000,000 or more, or

                    (C) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $1,000,000 or more, or

                    (D) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation, or

                    (E)  any  reclassification  of  securities   (including  any
                    reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the
                    Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder, or any Affiliate of any Interested Stockholder,

shall require the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purpose of this Article Fifteenth as one class ("Voting Shares"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

                      (2) The term "business combination" as used in this Article Fifteenth shall mean any transaction which is referred to any one or more of clauses (A) through (E) of paragraph 1 of the section (a).

                    (b) The provisions of section (a) of this Article Fifteenth shall not be applicable to any particular business combination and such business combination shall require only such affirmative vote as is required by law and any other provisions of the Charter or Act of Incorporation of By-Laws if such business combination has been approved by a majority of the whole Board.

                    (c) For the purposes of this Article Fifteenth:

            (1) A "person" shall mean any individual firm, corporation or other entity.

            (2) "Interested Stockholder" shall mean, in respect of any business combination, any person (other than the Corporation or any Subsidiary) who or which as of the record date for the determination of stockholders entitled to notice of and to vote on such business combination, or immediately prior to the consummation of any such transaction:

                    (A) is the beneficial owner, directly or indirectly, of more than 10% of the Voting Shares, or

                    (B) is an Affiliate of the Corporation and at any time within two years prior thereto was the beneficial owner, directly or indirectly, of not less than 10% of the then outstanding voting Shares, or

                    (C) is an assignee of or has otherwise succeeded in any share of capital stock of the Corporation which were at any time within two years prior thereto beneficially owned by any Interested Stockholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

            (3) A person shall be the "beneficial owner" of any Voting Shares:

                    (A)  which  such  person  or  any  of  its   Affiliates  and
                    Associates (as hereafter defined) beneficially own, directly or indirectly, or

                    (B) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding, or

                    (C) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.

            (4) The outstanding Voting Shares shall include shares deemed owned through application of paragraph (3) above but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options or otherwise.

            (5) "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on December 31, 1981.

            (6) "Subsidiary" shall mean any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect in December 31, 1981) is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Investment Stockholder set forth in paragraph (2) of this section (c), the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

                    (d) majority of the directors shall have the power and duty to determine for the purposes of this Article Fifteenth on the basis of information known to them, (1) the number of Voting Shares beneficially owned by any person (2) whether a person is an Affiliate or Associate of another, (3) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in paragraph (3) of section (c), or (4) whether the assets subject to any business combination or the consideration received for the issuance or transfer of securities by the Corporation, or any Subsidiary has an aggregate fair market value of $1,00,000 or more.

                    (e) Nothing contained in this Article Fifteenth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

          Sixteenth: Notwithstanding any other provision of this Charter or Act of Incorporation or the By-Laws of the Corporation (and in addition to any other vote that may be required by law, this Charter or Act of Incorporation by the By-Laws), the affirmative vote of the holders of at least two-thirds of the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter or repeal any provision of Articles Fifth, Thirteenth, Fifteenth or Sixteenth of this Charter or Act of Incorporation.

          Seventeenth: (a) a Director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Laws as the same exists or may hereafter be amended.

                    (b) Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a Director of the Corporation existing hereunder with respect to any act or omission occurring prior to the time of such repeal or modification."

                                    EXHIBIT B

                                     BY-LAWS


                            WILMINGTON TRUST COMPANY

                              WILMINGTON, DELAWARE

                         As existing on January 16, 1997

                       BY-LAWS OF WILMINGTON TRUST COMPANY


                                    ARTICLE I
                             Stockholders' Meetings

            Section 1. The Annual Meeting of Stockholders shall be held on the third Thursday in April each year at the principal office at the Company or at such other date, time, or place as may be designated by resolution by the Board of Directors.

            Section 2. Special meetings of all stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the President.

            Section 3. Notice of all meetings of the stockholders shall be given by mailing to each stockholder at least ten (10) days before said meeting, at his last known address, a written or printed notice fixing the time and place of such meeting.

            Section 4. A majority in the amount of the capital stock of the Company issued and outstanding on the record date, as herein determined, shall constitute a quorum at all meetings of stockholders for the transaction of any business, but the holders of a small number of shares may adjourn, from time to time, without further notice, until a quorum is secured. At each annual or special meeting of stockholders, each stockholder shall be entitled to one vote, either in person or by proxy, for each shares of stock registered in the stockholder's name on the books of the Company on the record date for any such meeting as determined herein.


                                   ARTICLE II
                                    Directors

            Section 1. The number and classification of the Board of Directors shall be as set forth in the Charter of the Bank.

            Section 2. No person who has attained the age of seventy-two (72) years shall be nominated for election to the Board of Directors of the Company, provided, however, that this limitation shall not apply to any person who was serving as director of the Company on September 16, 1971.

            Section 3. The class of Directors so elected shall hold office for three years or until their successors are elected and qualified.

            Section 4. The affairs and business of the Company shall be managed and conducted by the Board of Directors.

            Section 5. The Board of Directors shall meet at the principal office of the Company or elsewhere in its discretion at such times to be determined by a majority of its members, or at the call of the Chairman of the Board of Directors or the President.

            Section 6. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board of Directors or by the President, and shall be called upon the written request of a majority of the directors.

            Section 7. A majority of the directors elected and qualified shall be necessary to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

            Section 8. Written notice shall be sent by mail to each director of any special meeting of the Board of Directors, and of any change in the time or place of any regular meeting, stating the time and place of such meeting, which shall be mailed not less than two days before the time of holding such meeting.

            Section 9. In the event of the death, resignation, removal, inability to act, or disqualification of any director, the Board of Directors, although less than a quorum, shall have the right to elect the successor who shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified.

            Section 10. The Board of Directors at its first meeting after its election by the stockholders shall appoint an Executive Committee, a Trust Committee, an Audit Committee and a Compensation Committee, and shall elect from its own members a Chairman of the Board of Directors and a President who may be the same person. The Board of Directors shall also elect at such meeting a Secretary and a Treasurer, who may be the same person, may appoint at any time such other committees and elect or appoint such other officers as it may deem advisable. The Board of Directors may also elect at such meeting one or more Associate Directors.

            Section 11. The Board of Directors may at any time remove, with or without cause, any member of any Committee appointed by it or any associate director or officer elected by it and may appoint or elect his successor.

            Section 12. The Board of Directors may designate an officer to be in charge of such of the departments or division of the Company as it may deem advisable.

                                   ARTICLE III
                                   Committees

            Section I.  Executive Committee

                        (A) The Executive Committee shall be composed of not more than nine members who shall be selected by the Board of Directors from its own members and who shall hold office during the pleasure of the Board.

                        (B) The Executive Committee shall have all the powers of the Board of Directors when it is not in session to transact all business for and in behalf of the Company that may be brought before it.

                        (C) The Executive Committee shall meet at the principal office of the Company or elsewhere in its discretion at such times to be determined by a majority of its members, or at the call of the Chairman of the Executive Committee or at the call of the Chairman of the Board of Directors. The majority of its members shall be necessary to constitute a quorum for the transaction of business. Special meetings of the Executive Committee may be held at any time when a quorum is present.

                        (D) Minutes of each meeting of the Executive Committee shall be kept and submitted to the Board of Directors at its next meeting.

                        (E) The Executive Committee shall advise and superintend all investments that may be made of the funds of the Company, and shall direct the disposal of the same, in accordance with such rules and regulations as the Board of Directors from time to time make.

                        (F) In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Company by its directors and officers as contemplated by these By-Laws any two available members of the Executive Committee as constituted immediately prior to such disaster shall constitute a quorum of that Committee for the full conduct and management of the affairs and business of the Company in accordance with the provisions of Article III of these By-Laws; and if less than three members of the Trust Committee is constituted immediately prior to such disaster shall be available for the transaction of its business, such Executive Committee shall also be empowered to exercise all of the powers reserved to the Trust Committee under Article III Section 2 hereof. In the event of the unavailability, at such time, of a minimum of two members of such Executive
Committee, any three available directors shall constitute the Executive Committee for the full conduct and management of the affairs and business of the Company in accordance with the foregoing provisions of this Section. This By-Law shall be subject to implementation by Resolutions of the Board of Directors presently existing or hereafter passed from time to time for that purpose, and any provisions of these By-Laws (other than this Section) and any resolutions which are contrary to the provisions of this Section or to the provisions of any such implementary Resolutions shall be suspended during such a disaster period until it shall be determined by any interim Executive Committee acting under this section that it shall be to the advantage of the Company to resume the conduct and management of its affairs and business under all of the other provisions of these By-Laws.

            Section 2.  Trust Committee

                        (A) The Trust Committee shall be composed of not more than thirteen members who shall be selected by the Board of Directors, a majority of whom shall be members of the Board of Directors and who shall hold office during the pleasure of the Board.

                        (B) The Trust Committee shall have general supervision over the Trust Department and the investment of trust funds, in all matters, however, being subject to the approval of the Board of Directors.

                        (C) The Trust Committee shall meet at the principal office of the Company or elsewhere in its discretion at such times to be determined by a majority of its members or at the call of its chairman. A majority of its members shall be necessary to constitute a quorum for the transaction of business.

                        (D) Minutes of each meeting of the Trust Committee shall be kept and promptly submitted to the Board of Directors.

                        (E) The Trust Committee shall have the power to appoint Committees and/or designate officers or employees of the Company to whom supervision over the investment of trust funds may be delegated when the Trust Committee is not in session.

            Section 3.  Audit Committee

                        (A) The Audit Committee shall be composed of five members who shall be selected by the Board of Directors from its own members, none of whom shall be an officer of the Company, and shall hold office at the pleasure of the Board.

                        (B) The Audit Committee shall have general supervision over the Audit Division in all matters however subject to the approval of the Board of Directors; it shall consider all matters brought to its attention by the officer in charge of the Audit Division, review all reports of examination of the Company made by any governmental agency or such independent auditor employed for that purpose, and make such recommendations to the Board of Directors with respect thereto or with respect to any other matters pertaining to auditing the Company as it shall deem desirable.

                        (C) The Audit Committee shall meet whenever and wherever the majority of its members shall deem it to be proper for the transaction of its business, and a majority of its Committee shall constitute a quorum.

            Section 4.  Compensation Committee

                        (A) The Compensation Committee shall be composed of not more than five (5) members who shall be selected by the Board of Directors from its own members who are not officers of the Company and who shall hold office during the pleasure of the Board.

                        (B) The Compensation Committee shall in general advise upon all matters of policy concerning the Company brought to its attention by the management and from time to time review the management of the Company, major organizational matters, including salaries and employee benefits and specifically shall administer the Executive Incentive Compensation Plan.

                        (C) Meetings of the Compensation Committee may be called at any time by the Chairman of the Compensation Committee, the Chairman of the Board of Directors, or the President of the Company.

            Section 5.  Associate Directors

                        (A) Any person who has served as a director may be elected by the Board of Directors as an associate director, to serve during the pleasure of the Board.

                        (B) An associate director shall be entitled to attend all directors meetings and participate in the discussion of all matters brought to the Board, with the exception that he would have no right to vote. An associate director will be eligible for appointment to Committees of the Company, with the exception of the Executive Committee, Audit Committee and Compensation Committee, which must be comprised solely of active directors.

            Section 6.  Absence or Disqualification of Any Member of a Committee

                        (A) In the absence or disqualification of any member of any Committee created under Article III of the By-Laws of this Company, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absence or disqualified member.

                                   ARTICLE IV
                                    Officers

            Section 1. The Chairman of the Board of Directors shall preside at all meetings of the Board and shall have such further authority and powers and shall perform such duties as the Board of Directors may from time to time confer and direct. He shall also exercise such powers and perform such duties as may from time to time be agreed upon between himself and the President of the Company.

            Section 2. The Vice Chairman of the Board. The Vice Chairman of the Board of Directors shall preside at all meetings of the Board of Directors at which the Chairman of the Board shall not be present and shall have such further authority and powers and shall perform such duties as the Board of Directors or the Chairman of the Board may from time to time confer and direct.

            Section 3. The President shall have the powers and duties pertaining to the office of the President conferred or imposed upon him by statute or assigned to him by the Board of Directors in the absence of the Chairman of the Board the President shall have the powers and duties of the Chairman of the Board.

            Section 4. The Chairman of the Board of Directors or the President as designated by the Board of Directors, shall carry into effect all legal directions of the Executive Committee and of the Board of Directors, and shall at all times exercise general supervision over the interest, affairs and operations of the Company and perform all duties incident to his office.

            Section 5. There may be one or more Vice Presidents, however denominated by the Board of Directors, who may at any time perform all the duties of the Chairman of the Board of Directors and/or the President and such other powers and duties as may from time to time be assigned to them by the Board of Directors, the Executive Committee, the Chairman of the Board or the President and by the officer in charge of the department or division to which they are assigned.

            Section 6. The Secretary shall attend to the giving of notice of meetings of the stockholders and the Board of Directors, as well as the Committees thereof, to the keeping of accurate minutes of all such meetings and to recording the same in the minute books of the Company. In addition to the other notice requirements of these By-Laws and as may be practicable under the circumstances, all such notices shall be in writing and mailed well in advance of the scheduled date of any other meeting. He shall have custody of the corporate seal and shall affix the same to any documents requiring such corporate seal and to attest the same.

            Section 7. The Treasurer shall have general supervision over all assets and liabilities of the Company. He shall be custodian of and responsible for all monies, funds and valuables of the Company and for the keeping of proper records of the evidence of property or indebtedness and of all the transactions of the Company. He shall have general supervision of the expenditures of the Company and shall report to the Board of Directors at each regular meeting of the condition of the Company, and perform such other duties as may be assigned to him from time to time by the Board of Directors of the Executive Committee.

            Section 8. There may be a Controller who shall exercise general supervision over the internal operations of the Company, including accounting, and shall render to the Board of Directors at appropriate times a report relating to the general condition and internal operations of the Company.

            There may be one or more subordinate accounting or controller officers however denominated, who may perform the duties of the Controller and such duties as may be prescribed by the Controller.

            Section 9. The officer designated by the Board of Directors to be in charge of the Audit Division of the Company with such title as the Board of Directors shall prescribe, shall report to and be directly responsible only to the Board of Directors.

            There shall be an Auditor and there may be one or more Audit Officers, however denominated, who may perform all the duties of the Auditor and such duties as may be prescribed by the officer in charge of the Audit Division.

            Section 10. There may be one or more officers, subordinate in rank to all Vice Presidents with such functional titles as shall be determined from time to time by the Board of Directors, who shall ex officio hold the office Assistant Secretary of this Company and who may perform such duties as may be prescribed by the officer in charge of the department or division to whom they are assigned.

            Section 11. The powers and duties of all other officers of the Company shall be those usually pertaining to their respective offices, subject to the direction of the Board of Directors, the Executive Committee, Chairman of the Board of Directors or the President and the officer in charge of the department or division to which they are assigned.


                                    ARTICLE V
                          Stock and Stock Certificates

            Section 1. Shares of stock shall be transferrable on the books of the Company and a transfer book shall be kept in which all transfers of stock shall be recorded.

            Section 2. Certificate of stock shall bear the signature of the President or any Vice President, however denominated by the Board of Directors and countersigned by the Secretary or Treasurer or an Assistant Secretary, and the seal of the corporation shall be engraved thereon. Each certificate shall recite that the stock represented thereby is transferrable only upon the books of the Company by the holder thereof or his attorney, upon surrender of the certificate properly endorsed. Any certificate of stock surrendered to the Company shall be cancelled at the time of transfer, and before a new certificate or certificates shall be issued in lieu thereof. Duplicate certificates of stock shall be issued only upon giving such security as may be satisfactory to the Board of Directors or the Executive Committee.

            Section 3. The Board of Directors of the Company is authorized to fix in advance a record date for the determination of the stockholders entitled to notice of, and to vote at, any meeting of stockholders and any adjournment thereof, or entitled to receive payment of any dividend, or to any allotment or rights, or to exercise any rights in respect of any change, conversion or exchange of capital stock, or in connection with obtaining the consent of stockholders for any purpose, which record date shall not be more than 60 nor less than 10 days proceeding the date of any meeting of stockholders or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent.


                                   ARTICLE VI
                                      Seal

            Section 1. The corporate seal of the Company shall be in the following form:

                    Between two concentric circles the words
                   "Wilmington Trust Company" within the inner
                    circle the words "Wilmington, Delaware."


                                   ARTICLE VII
                                   Fiscal Year

            Section 1. The fiscal year of the Company shall be the calendar year.


                                  ARTICLE VIII
                     Execution of Instruments of the Company

            Section 1. The  Chairman  of the Board,  the  President  or any Vice
President, however denominated by the Board of Directors, shall have full power and authority to enter into, make, sign, execute, acknowledge and/or deliver and the Secretary or any Assistant Secretary shall have full power and authority to attest and affix the corporate seal of the Company to any and all deeds, conveyances, assignments, releases, contracts, agreements, bonds, notes, mortgages and all other instruments incident to the business of this Company or in acting as executor, administrator, guardian, trustee, agent or in any other fiduciary or representative capacity by any and every method of appointment or by whatever person, corporation, court officer or authority in the State of Delaware, or elsewhere, without any specific authority, ratification, approval or confirmation by the Board of Directors or the Executive Committee, and any and all such instruments shall have the same force and validity as though expressly authorized by the Board of Directors and/or the Executive Committee.

                                   ARTICLE IX
               Compensation of Directors and Members of Committees

            Section 1. Directors and associate directors of the Company, other than salaried officers of the Company, shall be paid such reasonable honoraria or fees for attending meetings of the Board of Directors as the Board of Directors may from time to time determine. Directors and associate directors who serve as members of committees, other than salaried employees of the Company, shall be paid such reasonable honoraria or fees for services as members of committees as the Board of Directors shall from time to time determine and directors and associate directors may be employed by the Company for such special services as the Board of Directors may from time to time determine and shall be paid for such special services so performed reasonable compensation as may be determined by the Board of Directors.

                                    ARTICLE X
                                 Indemnification

            Section 1. (A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person. The Corporation shall indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Corporation.

                        (B) The Corporation shall pay the expenses incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a Director officer in his capacity as a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article or otherwise.

                        (C) If a claim for indemnification or payment of expenses, under this Article X is not paid in full within ninety days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification of payment of expenses under applicable law.

                        (D) The rights conferred on any person by this Article X shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Charter or Act of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested Directors or otherwise.

                        (E) Any repeal or modification of the foregoing provisions of this Article X shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.


                                   ARTICLE XI
                            Amendments to the By-Laws

            Section 1. These By-Laws may be altered, amended or repealed, in whole or in part, and any new By-Law or By-Laws adopted at any regular or special meeting of the Board of Directors by a vote of the majority of all the members of the Board of Directors then in office.

                                                                    EXHIBIT C




                             Section 321(b) Consent


            Pursuant to Section 321(b) of the Trust Indenture Act of 1939, as amended, Wilmington Trust Company hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.



                                    WILMINGTON TRUST COMPANY


Dated: September 8, 1997            By: /s/ Emmett R. Harmon
                                        --------------------
                                    Name: Emmett R. Harmon
                                    Title: Vice President

                                    EXHIBIT D



                                     NOTICE


This form is intended to assist state nonmember banks and savings banks with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



R E P O R T   O F   C O N D I T I O N

Consolidating domestic subsidiaries of the

     WILMINGTON TRUST COMPANY    of     WILMINGTON
     ------------------------           ----------
        Name of Bank


                         City

in the State of   DELAWARE  , at the close of business on June 30, 1997.
                  --------



ASSETS
                                                           Thousands of dollars
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coins................   208,942
  Interest-bearing balances..........................................         0
Held-to-maturity securities..........................................   403,700
Available-for-sale securities........................................   905,200
Federal funds sold and securities purchased under
agreements to resell.................................................   151,700
Loans and lease financing receivables:
  Loans and leases, net of unearned income........ 3,816,484
  LESS:  Allowance for loan and lease losses......    54,535
  LESS:  Allocated transfer risk reserve..........         0
  Loans and leases, net of unearned income, allowance, and reserve... 3,761,949
Assets held in trading accounts......................................         0
Premises and fixed assets (including capitalized leases).............    95,762
Other real estate owned..............................................     1,751
Investments in unconsolidated subsidiaries and associated companies..        42
Customers' liability to this bank on acceptances outstanding.........         0
Intangible assets....................................................     3,572
Other assets.........................................................   108,295
Total assets......................................................... 5,640,913



                                                         CONTINUED ON NEXT PAGE

LIABILITIES

Deposits:
In domestic offices.................................................. 3,864,774
   Noninterest-bearing ..........................     875,081
   Interest-bearing..............................   2,989,693
Federal funds purchased and Securities sold under agreements
to repurchase........................................................   337,784
Demand notes issued to the U.S. Treasury.............................    95,000
Trading liabilities (from Schedule RC-D).............................         0
Other borrowed money:................................................   ///////
   With original maturity of one year or less........................   775,000
   With original maturity of more than one year......................    43,000
Bank's liability on acceptances executed and outstanding.............         0
Subordinated notes and debentures....................................         0
Other liabilities (from Schedule RC-G)...............................    84,197
Total liabilities.................................................... 5,199,755


EQUITY CAPITAL

Perpetual preferred stock and related surplus........................         0
Common Stock.........................................................       500
Surplus (exclude all surplus related to preferred stock).............    62,118
Undivided profits and capital reserves...............................   376,212
Net unrealized holding gains (losses) on available-for-sale
securities...........................................................    (2,328)
Total equity capital.................................................   441,158
Total liabilities, limited-life preferred stock, and equity capital.. 5,640,913


                                    EXHIBIT A

                                 AMENDED CHARTER

                            Wilmington Trust Company

                              Wilmington, Delaware

                           As existing on May 9, 1987

                                 Amended Charter

                                       or

                              Act of Incorporation

                                       of

                            Wilmington Trust Company

            Wilmington Trust Company, originally incorporated by an Act of the General Assembly of the State of Delaware, entitled "An Act to Incorporate the Delaware Guarantee and Trust Company", approved March 2, A.D. 1901, and the name of which company was changed to "Wilmington Trust Company" by an amendment filed in the Office of the Secretary of State on March 18, A.D. 1903, and the Charter or Act of Incorporation of which company has been from time to time amended and changed by merger agreements pursuant to the corporation law for state banks and trust companies of the State of Delaware, does hereby alter and amend its Charter or Act of Incorporation so that the same as so altered and amended shall in its entirety read as follows:

            First: - The name of this corporation is Wilmington Trust Company.

            Second: - The location of its principal office in the State of Delaware is at Rodney Square North, in the City of Wilmington, County of New Castle; the name of its resident agent is Wilmington Trust Company whose address is Rodney Square North, in said City. In addition to such principal office, the said corporation maintains and operates branch offices in the City of Newark, New Castle County, Delaware, the Town of Newport, New Castle County, Delaware, at Claymont, New Castle County, Delaware, at Greenville, New Castle County Delaware, and at Milford Cross Roads, New Castle County, Delaware, and shall be empowered to open, maintain and operate branch offices at Ninth and Shipley Streets, 418 Delaware Avenue, 2120 Market Street, and 3605 Market Street, all in the City of Wilmington, New Castle County, Delaware, and such other branch offices or places of business as may be authorized from time to time by the agency or agencies of the government of the State of Delaware empowered to confer such authority.

            Third: - (a) The nature of the business and the objects and purposes proposed to be transacted, promoted or carried on by this Corporation are to do any or all of the things herein mentioned as fully and to the same extent as natural persons might or could do and in any part of the world, viz.:

                    (1) To sue and be sued, complain and defend in any Court of law or equity and to make and use a common seal, and alter the seal at pleasure, to hold, purchase, convey, mortgage or otherwise deal in real and personal estate and property, and to appoint such officers and agents as the business of the Corporation shall require, to make by-laws not inconsistent with the Constitution or laws of the United States or of this State, to discount bills, notes or other evidences of debt, to receive deposits of money, or securities for money, to buy gold and silver bullion and foreign coins, to buy and sell bills of exchange, and generally to use, exercise and enjoy all the powers, rights, privileges and franchises incident to a corporation which are proper or necessary for the transaction of the business of the Corporation hereby created.

                    (2) To insure titles to real and personal property, or any estate or interests therein, and to guarantee the holder of such property, real or personal, against any claim or claims, adverse to his interest therein, and to prepare and give certificates of title for any lands or premises in the State of Delaware, or elsewhere.

                    (3) To act as factor, agent, broker or attorney in the receipt, collection, custody, investment and management of funds, and the purchase, sale, management and disposal of property of all descriptions, and to prepare and execute all papers which may be necessary or proper in such business.

                    (4)  To  prepare  and  draw  agreements,  contracts,  deeds, leases, conveyances, mortgages, bonds and legal papers of every description, and to carry on the business of conveyancing in all its branches.

                    (5) To receive upon deposit for safekeeping money, jewelry, plate, deeds, bonds and any and all other personal property of every sort and kind, from executors, administrators, guardians, public officers, courts, receivers, assignees, trustees, and from all fiduciaries, and from all other persons and individuals, and from all corporations whether state, municipal, corporate or private, and to rent boxes, safes, vaults and other receptacles for such property.

                    (6) To act as agent or otherwise for the purpose of registering, issuing, certificating, countersigning, transferring or underwriting the stock, bonds or other obligations of any corporation, association, state or municipality, and may receive and manage any sinking fund therefor on such terms as may be agreed upon between the two parties, and in like manner may act as Treasurer of any corporation or municipality.

                    (7) To act as Trustee under any deed of trust, mortgage, bond or other instrument issued by any state, municipality, body politic, corporation, association or person, either alone or in conjunction with any other person or persons, corporation or corporations.

                    (8) To guarantee the validity, performance or effect of any contract or agreement, and the fidelity of persons holding places of responsibility or trust; to become surety for any person, or persons, for the faithful performance of any trust, office, duty, contract or agreement, either by itself or in conjunction with any other person, or persons, corporation, or corporations, or in like manner become surety upon any bond, recognizance, obligation, judgment, suit, order, or decree to be entered in any court of record within the State of Delaware or elsewhere, or which may now or hereafter be required by any law, judge, officer or court in the State of Delaware or elsewhere.

                    (9) To act by any and every method of appointment as trustee, trustee in bankruptcy, receiver, assignee, assignee in bankruptcy, executor, administrator, guardian, bailee, or in any other trust capacity in the receiving, holding, managing, and disposing of any and all estates and property, real, personal or mixed, and to be appointed as such trustee, trustee in bankruptcy, receiver, assignee, assignee in bankruptcy, executor, administrator, guardian or bailee by any persons, corporations, court, officer, or authority, in the State of Delaware or elsewhere; and whenever this Corporation is so appointed by any person, corporation, court, officer or authority such trustee, trustee in bankruptcy, receiver, assignee, assignee in bankruptcy, executor, administrator, guardian, bailee, or in any other trust capacity, it shall not be required to give bond with surety, but its capital stock shall be taken and held as security for the performance of the duties devolving upon it by such appointment.

                    (10) And for its care, management and trouble, and the exercise of any of its powers hereby given, or for the performance of any of the duties which it may undertake or be called upon to perform, or for the assumption of any responsibility the said Corporation may be entitled to receive a proper compensation.

                    (11) To purchase, receive, hold and own bonds, mortgages, debentures, shares of capital stock, and other securities, obligations, contracts and evidences of indebtedness, of any private, public or municipal corporation within and without the State of Delaware, or of the Government of the United States, or of any state, territory, colony, or possession thereof, or of any foreign government or country; to receive, collect, receipt for, and dispose of interest, dividends and income upon and from any of the bonds, mortgages, debentures, notes, shares of capital stock, securities, obligations, contracts, evidences of indebtedness and other property held and owned by it, and to exercise in respect of all such bonds, mortgages, debentures, notes, shares of capital stock, securities, obligations, contracts, evidences of indebtedness and other property, any and all the rights, powers and privileges of individual owners thereof, including the right to vote thereon; to invest and deal in and with any of the moneys of the Corporation upon such securities and in such manner as it may think fit and proper, and from time to time to vary or realize such investments; to issue bonds and secure the same by pledges or deeds of trust or mortgages of or upon the whole or any part of the property held or owned by the Corporation, and to sell and pledge such bonds, as and when the Board of Directors shall determine, and in the promotion of its said corporate business of investment and to the extent authorized by law, to lease, purchase, hold, sell, assign, transfer, pledge, mortgage and convey real and personal property of any name and nature and any estate or interest therein.

            (b) In furtherance of, and not in limitation, of the powers conferred by the laws of the State of Delaware, it is hereby expressly provided that the said Corporation shall also have the following powers:

                    (1) To do any or all of the things herein set forth, to the same extent as natural persons might or could do, and in any part of the world.

                    (2) To acquire the good will, rights, property and franchises and to undertake the whole or any part of the assets and liabilities of any person, firm, association or corporation, and to pay for the same in cash, stock of this Corporation, bonds or otherwise; to hold or in any manner to dispose of the whole or any part of the property so purchased; to conduct in any lawful manner the whole or any part of any business so acquired, and to exercise all the powers necessary or convenient in and about the conduct and management of such business.

                    (3) To take, hold, own, deal in, mortgage or otherwise lien, and to lease, sell, exchange, transfer, or in any manner whatever dispose of property, real, personal or mixed, wherever situated.

                    (4) To enter into, make, perform and carry out contracts of every kind with any person, firm, association or corporation, and, without limit as to amount, to draw, make, accept, endorse, discount, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable or transferable instruments.

                    (5) To have one or more offices, to carry on all or any of its operations and businesses, without restriction to the same extent as natural persons might or could do, to purchase or otherwise acquire, to hold, own, to mortgage, sell, convey or otherwise dispose of, real and personal property, of every class and description, in any State, District, Territory or Colony of the United States, and in any foreign country or place.

                    (6) It is the intention that the objects, purposes and powers specified and clauses contained in this paragraph shall (except where otherwise expressed in said paragraph) be nowise limited or restricted by reference to or inference from the terms of any other clause of this or any other paragraph in this charter, but that the objects, purposes and powers specified in each of the clauses of this paragraph shall be regarded as independent objects, purposes and powers.

          Fourth: - (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is forty-one million (41,000,000) shares, consisting of:

                    (1) One million  (1,000,000)  shares of Preferred stock, par
                    value   $10.00  per  share   (hereinafter   referred  to  as
                    "Preferred Stock"); and

                    (2) Forty million (40,000,000) shares of Common Stock, par value $1.00 per share (hereinafter referred to as "Common Stock").

            (b) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 1 of Paragraph (c) of this Article Fourth, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

                    (1) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

                    (2) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other class of stock and whether such dividends shall be cumulative or non-cumulative;

                    (3) The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

                    (4) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed.

                    (5) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation.

                    (6) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

                    (7) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such circumstances and on such conditions as the Board of Directors may determine.

            (c) (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of section (b) of this Article Fourth), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of section (b) of this Article Fourth), and subject further to any conditions which may be fixed in accordance with the provisions of section (b) of this Article Fourth, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

                    (2) After distribution in full of the preferential amount, if any, (fixed in accordance with the provisions of section
                    (b)  of  this  Article  Fourth),  to be  distributed  to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up, of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                    (3) Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to section (b) of this Article Fourth, each holder of Common Stock shall have one vote in respect of each share of Common Stock held on all matters voted upon by the stockholders.

            (d) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

            (e) The relative powers, preferences and rights of each series of Preferred Stock in relation to the relative powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in section (b) of this Article Fourth and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to section (b) of this Article Fourth that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

            (f) Subject to the provisions of section (e), shares of any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

            (g) Shares of Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

            (h) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

          Fifth: - (a) The business and affairs of the Corporation shall be conducted and managed by a Board of Directors. The number of directors constituting the entire Board shall be not less than five nor more than twenty-five as fixed from time to time by vote of a majority of the whole Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the whole Board shall be twenty-four until otherwise fixed by a majority of the whole Board.

            (b) The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the annual meeting of stockholders in 1982, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next annual election of directors. At such election, the stockholders shall elect a successor to such director to hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

            (c) Notwithstanding any other provisions of this Charter or Act of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Charter or Act of Incorporation or the ByLaws of the Corporation), any director or the entire Board of Directors of the Corporation may be removed at any time without cause, but only by the affirmative vote of the holders of two-thirds or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

            (d) Nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Such nominations shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Notice of nominations which are proposed by the Board of Directors shall be given by the Chairman on behalf of the Board.

            (e) Each notice under subsection (d) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice,

            (ii) the  principal  occupation  or  employment  of such nominee and
            (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

            (f) The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

            (g) No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

          Sixth: - The Directors shall choose such officers, agent and servants as may be provided in the By-Laws as they may from time to time find necessary or proper.

          Seventh: - The Corporation hereby created is hereby given the same powers, rights and privileges as may be conferred upon corporations organized under the Act entitled "An Act Providing a General Corporation Law", approved March 10, 1899, as from time to time amended.

          Eighth: - This Act shall be deemed and taken to be a private Act.

          Ninth: - This Corporation is to have perpetual existence.

          Tenth: - The Board of Directors, by resolution passed by a majority of the whole Board, may designate any of their number to constitute an Executive Committee, which Committee, to the extent provided in said resolution, or in the By-Laws of the Company, shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

          Eleventh: - The private property of the stockholders shall not be liable for the payment of corporate debts to any extent whatever.

          Twelfth: - The Corporation may transact business in any part of the world.

          Thirteenth: - The Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-Laws of the Corporation by a vote of the majority of the entire Board. The stockholders may make, alter or repeal any By-Law whether or not adopted by them, provided however, that any such additional By-Laws, alterations or repeal may be adopted only by the affirmative vote of the holders of two-thirds or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class).

          Fourteenth: - Meetings of the Directors may be held outside of the State of Delaware at such places as may be from time to time designated by the Board, and the Directors may keep the books of the Company outside of the State of Delaware at such places as may be from time to time designated by them.

          Fifteenth: - (a) In addition to any affirmative vote required by law, and except as otherwise expressly provided in sections (b) and (c) of this Article Fifteenth:

                    (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder), which, after such merger or consolidation, would be an Affiliate (as hereinafter defined) of an Interested Stockholder, or

                    (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate fair market value of $1,000,000 or more, or

                    (C) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $1,000,000 or more, or

                    (D) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation, or

                    (E)  any  reclassification  of  securities   (including  any
                    reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the
                    Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder, or any Affiliate of any Interested Stockholder,

shall require the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purpose of this Article Fifteenth as one class ("Voting Shares"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

                    (2) The term "business combination" as used in this Article Fifteenth shall mean any transaction which is referred to any one or more of clauses (A) through (E) of paragraph 1 of the section (a).

                    (b) The provisions of section (a) of this Article Fifteenth shall not be applicable to any particular business combination and such business combination shall require only such affirmative vote as is required by law and any other provisions of the Charter or Act of Incorporation of By-Laws if such business combination has been approved by a majority of the whole Board.

                    (c) For the purposes of this Article Fifteenth:

            (1) A "person" shall mean any individual firm, corporation or other entity.

            (2) "Interested Stockholder" shall mean, in respect of any business combination, any person (other than the Corporation or any Subsidiary) who or which as of the record date for the determination of stockholders entitled to notice of and to vote on such business combination, or immediately prior to the consummation of any such transaction:

                    (A) is the beneficial owner, directly or indirectly, of more than 10% of the Voting Shares, or

                    (B) is an Affiliate of the Corporation and at any time within two years prior thereto was the beneficial owner, directly or indirectly, of not less than 10% of the then outstanding voting Shares, or

                    (C) is an assignee of or has otherwise succeeded in any share of capital stock of the Corporation which were at any time within two years prior thereto beneficially owned by any Interested Stockholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

            (3) A person shall be the "beneficial owner" of any Voting Shares:

                    (A)  which  such  person  or  any  of  its   Affiliates  and
                    Associates (as hereafter defined) beneficially own, directly or indirectly, or

                    (B) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding, or

                    (C) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation.

            (4) The outstanding Voting Shares shall include shares deemed owned through application of paragraph (3) above but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options or otherwise.

            (5) "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on December 31, 1981.

            (6) "Subsidiary" shall mean any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect in December 31, 1981) is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Investment Stockholder set forth in paragraph (2) of this section (c), the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

                    (d) majority of the directors shall have the power and duty to determine for the purposes of this Article Fifteenth on the basis of information known to them, (1) the number of Voting Shares beneficially owned by any person (2) whether a person is an Affiliate or Associate of another, (3) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in paragraph (3) of section (c), or (4) whether the assets subject to any business combination or the consideration received for the issuance or transfer of securities by the Corporation, or any Subsidiary has an aggregate fair market value of $1,00,000 or more.

                    (e) Nothing contained in this Article Fifteenth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

            Sixteenth: Notwithstanding any other provision of this Charter or Act of Incorporation or the By-Laws of the Corporation (and in addition to any other vote that may be required by law, this Charter or Act of Incorporation by the By-Laws), the affirmative vote of the holders of at least two-thirds of the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter or repeal any provision of Articles Fifth, Thirteenth, Fifteenth or Sixteenth of this Charter or Act of Incorporation.

            Seventeenth: (a) a Director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Laws as the same exists or may hereafter be amended.

                    (b) Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a Director of the Corporation existing hereunder with respect to any act or omission occurring prior to the time of such repeal or modification."

                                    EXHIBIT B

                                     BY-LAWS


                            WILMINGTON TRUST COMPANY

                              WILMINGTON, DELAWARE

                         As existing on January 16, 1997

                       BY-LAWS OF WILMINGTON TRUST COMPANY


                                    ARTICLE I
                             Stockholders' Meetings

            Section 1. The Annual Meeting of Stockholders shall be held on the third Thursday in April each year at the principal office at the Company or at such other date, time, or place as may be designated by resolution by the Board of Directors.

            Section 2. Special meetings of all stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the President.

            Section 3. Notice of all meetings of the stockholders shall be given by mailing to each stockholder at least ten (10) days before said meeting, at his last known address, a written or printed notice fixing the time and place of such meeting.

            Section 4. A majority in the amount of the capital stock of the Company issued and outstanding on the record date, as herein determined, shall constitute a quorum at all meetings of stockholders for the transaction of any business, but the holders of a small number of shares may adjourn, from time to time, without further notice, until a quorum is secured. At each annual or special meeting of stockholders, each stockholder shall be entitled to one vote, either in person or by proxy, for each shares of stock registered in the stockholder's name on the books of the Company on the record date for any such meeting as determined herein.


                                   ARTICLE II
                                    Directors

            Section 1. The number and classification of the Board of Directors shall be as set forth in the Charter of the Bank.

            Section 2. No person who has attained the age of seventy-two (72) years shall be nominated for election to the Board of Directors of the Company, provided, however, that this limitation shall not apply to any person who was serving as director of the Company on September 16, 1971.

            Section 3. The class of Directors so elected shall hold office for three years or until their successors are elected and qualified.

            Section 4. The affairs and business of the Company shall be managed and conducted by the Board of Directors.

            Section 5. The Board of Directors shall meet at the principal office of the Company or elsewhere in its discretion at such times to be determined by a majority of its members, or at the call of the Chairman of the Board of Directors or the President.

            Section 6. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board of Directors or by the President, and shall be called upon the written request of a majority of the directors.

            Section 7. A majority of the directors elected and qualified shall be necessary to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

            Section 8. Written notice shall be sent by mail to each director of any special meeting of the Board of Directors, and of any change in the time or place of any regular meeting, stating the time and place of such meeting, which shall be mailed not less than two days before the time of holding such meeting.

            Section 9. In the event of the death, resignation, removal, inability to act, or disqualification of any director, the Board of Directors, although less than a quorum, shall have the right to elect the successor who shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified.

            Section 10. The Board of Directors at its first meeting after its election by the stockholders shall appoint an Executive Committee, a Trust Committee, an Audit Committee and a Compensation Committee, and shall elect from its own members a Chairman of the Board of Directors and a President who may be the same person. The Board of Directors shall also elect at such meeting a Secretary and a Treasurer, who may be the same person, may appoint at any time such other committees and elect or appoint such other officers as it may deem advisable. The Board of Directors may also elect at such meeting one or more Associate Directors.

            Section 11. The Board of Directors may at any time remove, with or without cause, any member of any Committee appointed by it or any associate director or officer elected by it and may appoint or elect his successor.

            Section 12. The Board of Directors may designate an officer to be in charge of such of the departments or division of the Company as it may deem advisable.


                                   ARTICLE III
                                   Committees

            Section I.  Executive Committee


              (A) The Executive Committee shall be composed of not more than nine members who shall be selected by the Board of Directors from its own members and who shall hold office during the pleasure of the Board.

              (B) The Executive Committee shall have all the powers of the Board of Directors when it is not in session to transact all business for and in behalf of the Company that may be brought before it.


              (C) The Executive Committee shall meet at the principal office of the Company or elsewhere in its discretion at such times to be determined by a majority of its members, or at the call of the Chairman of the Executive Committee or at the call of the Chairman of the Board of Directors. The majority of its members shall be necessary to constitute a quorum for the transaction of business. Special meetings of the Executive Committee may be held at any time when a quorum is present.


              (D) Minutes of each meeting of the Executive Committee shall be kept and submitted to the Board of Directors at its next meeting.


              (E) The Executive Committee shall advise and superintend all investments that may be made of the funds of the Company, and shall direct the disposal of the same, in accordance with such rules and regulations as the Board of Directors from time to time make.


              (F) In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Company by its directors and officers as contemplated by these By-Laws any two available members of the Executive Committee as constituted immediately prior to such disaster shall constitute a quorum of that Committee for the full conduct and management of the affairs and business of the Company in accordance with the provisions of Article III of these By-Laws; and if less than three members of the Trust Committee is constituted immediately prior to such disaster shall be available for the transaction of its business, such Executive Committee shall also be empowered to exercise all of the powers reserved to the Trust Committee under Article III Section 2 hereof. In the event of the unavailability, at such time, of a minimum of two members of such Executive Committee, any three available directors shall constitute the Executive Committee for the full conduct and management of the affairs and business of the Company in accordance with the foregoing provisions of this Section. This By-Law shall be subject to implementation by Resolutions of the Board of Directors presently existing or hereafter passed from time to time for that purpose, and any provisions of these By-Laws (other than this Section) and any resolutions which are contrary to the provisions of this Section or to the provisions of any such implementary Resolutions shall be suspended during such a disaster period until it shall be determined by any interim Executive Committee acting under this section that it shall be to the advantage of the Company to resume the conduct and management of its affairs and business under all of the other provisions of these By-Laws.

            Section 2.  Trust Committee


              (A) The Trust Committee shall be composed of not more than thirteen members who shall be selected by the Board of Directors, a majority of whom shall be members of the Board of Directors and who shall hold office during the pleasure of the Board.


              (B) The Trust Committee shall have general supervision over the Trust Department and the investment of trust funds, in all matters, however, being subject to the approval of the Board of Directors.


              (C) The Trust Committee shall meet at the principal office of the Company or elsewhere in its discretion at such times to be determined by a majority of its members or at the call of its chairman. A majority of its members shall be necessary to constitute a quorum for the transaction of business.


              (D) Minutes of each meeting of the Trust Committee shall be kept and promptly submitted to the Board of Directors.


              (E) The Trust Committee shall have the power to appoint Committees and/or designate officers or employees of the Company to whom supervision over the investment of trust funds may be delegated when the Trust Committee is not in session.

            Section 3.  Audit Committee


              (A) The Audit Committee shall be composed of five members who shall be selected by the Board of Directors from its own members, none of whom shall be an officer of the Company, and shall hold office at the pleasure of the Board.


              (B) The Audit Committee shall have general supervision over the Audit Division in all matters however subject to the approval of the Board of Directors; it shall consider all matters brought to its attention by the officer in charge of the Audit Division, review all reports of examination of the Company made by any governmental agency or such independent auditor employed for that purpose, and make such recommendations to the Board of Directors with respect thereto or with respect to any other matters pertaining to auditing the Company as it shall deem desirable.

              (C) The Audit Committee shall meet whenever and wherever the majority of its members shall deem it to be proper for the transaction of its business, and a majority of its Committee shall constitute a quorum.

            Section 4.  Compensation Committee


              (A) The Compensation Committee shall be composed of not more than five (5) members who shall be selected by the Board of Directors from its own members who are not officers of the Company and who shall hold office during the pleasure of the Board.


              (B) The Compensation Committee shall in general advise upon all matters of policy concerning the Company brought to its attention by the management and from time to time review the management of the Company, major organizational matters, including salaries and employee benefits and specifically shall administer the Executive Incentive Compensation Plan.


              (C) Meetings of the Compensation Committee may be called at any time by the Chairman of the Compensation Committee, the Chairman of the Board of Directors, or the President of the Company.

            Section 5.  Associate Directors


              (A) Any person who has served as a director may be elected by the Board of Directors as an associate director, to serve during the pleasure of the Board.


              (B) An associate director shall be entitled to attend all directors meetings and participate in the discussion of all matters brought to the Board, with the exception that he would have no right to vote. An associate director will be eligible for appointment to Committees of the Company, with the exception of the Executive Committee, Audit Committee and Compensation Committee, which must be comprised solely of active directors.

            Section 6.  Absence or Disqualification of Any Member of a Committee


              (A) In the absence or disqualification of any member of any Committee created under Article III of the By-Laws of this Company, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absence or disqualified member.


                                   ARTICLE IV
                                    Officers

            Section 1. The Chairman of the Board of Directors shall preside at all meetings of the Board and shall have such further authority and powers and shall perform such duties as the Board of Directors may from time to time confer and direct. He shall also exercise such powers and perform such duties as may from time to time be agreed upon between himself and the President of the Company.

            Section 2. The Vice Chairman of the Board. The Vice Chairman of the Board of Directors shall preside at all meetings of the Board of Directors at which the Chairman of the Board shall not be present and shall have such further authority and powers and shall perform such duties as the Board of Directors or the Chairman of the Board may from time to time confer and direct.

            Section 3. The President shall have the powers and duties pertaining to the office of the President conferred or imposed upon him by statute or assigned to him by the Board of Directors in the absence of the Chairman of the Board the President shall have the powers and duties of the Chairman of the Board.

            Section 4. The Chairman of the Board of Directors or the President as designated by the Board of Directors, shall carry into effect all legal directions of the Executive Committee and of the Board of Directors, and shall at all times exercise general supervision over the interest, affairs and operations of the Company and perform all duties incident to his office.

            Section 5. There may be one or more Vice Presidents, however denominated by the Board of Directors, who may at any time perform all the duties of the Chairman of the Board of Directors and/or the President and such other powers and duties as may from time to time be assigned to them by the Board of Directors, the Executive Committee, the Chairman of the Board or the President and by the officer in charge of the department or division to which they are assigned.

            Section 6. The Secretary shall attend to the giving of notice of meetings of the stockholders and the Board of Directors, as well as the Committees thereof, to the keeping of accurate minutes of all such meetings and to recording the same in the minute books of the Company. In addition to the other notice requirements of these By-Laws and as may be practicable under the circumstances, all such notices shall be in writing and mailed well in advance of the scheduled date of any other meeting. He shall have custody of the corporate seal and shall affix the same to any documents requiring such corporate seal and to attest the same.

            Section 7. The Treasurer shall have general supervision over all assets and liabilities of the Company. He shall be custodian of and responsible for all monies, funds and valuables of the Company and for the keeping of proper records of the evidence of property or indebtedness and of all the transactions of the Company. He shall have general supervision of the expenditures of the Company and shall report to the Board of Directors at each regular meeting of the condition of the Company, and perform such other duties as may be assigned to him from time to time by the Board of Directors of the Executive Committee.

            Section 8. There may be a Controller who shall exercise general supervision over the internal operations of the Company, including accounting, and shall render to the Board of

Directors at appropriate times a report relating to the general condition and internal operations of the Company.

            There may be one or more subordinate accounting or controller officers however denominated, who may perform the duties of the Controller and such duties as may be prescribed by the Controller.

            Section 9. The officer designated by the Board of Directors to be in charge of the Audit Division of the Company with such title as the Board of Directors shall prescribe, shall report to and be directly responsible only to the Board of Directors.

            There shall be an Auditor and there may be one or more Audit Officers, however denominated, who may perform all the duties of the Auditor and such duties as may be prescribed by the officer in charge of the Audit Division.

            Section 10. There may be one or more officers, subordinate in rank to all Vice Presidents with such functional titles as shall be determined from time to time by the Board of Directors, who shall ex officio hold the office Assistant Secretary of this Company and who may perform such duties as may be prescribed by the officer in charge of the department or division to whom they are assigned.

            Section 11. The powers and duties of all other officers of the Company shall be those usually pertaining to their respective offices, subject to the direction of the Board of Directors, the Executive Committee, Chairman of the Board of Directors or the President and the officer in charge of the department or division to which they are assigned.


                                    ARTICLE V
                          Stock and Stock Certificates

            Section 1. Shares of stock shall be transferrable on the books of the Company and a transfer book shall be kept in which all transfers of stock shall be recorded.

            Section 2. Certificate of stock shall bear the signature of the President or any Vice President, however denominated by the Board of Directors and countersigned by the Secretary or Treasurer or an Assistant Secretary, and the seal of the corporation shall be engraved thereon. Each certificate shall recite that the stock represented thereby is transferrable only upon the books of the Company by the holder thereof or his attorney, upon surrender of the certificate properly endorsed. Any certificate of stock surrendered to the Company shall be cancelled at the time of transfer, and before a new certificate or certificates shall be issued in lieu thereof. Duplicate certificates of stock shall be issued only upon giving such security as may be satisfactory to the Board of Directors or the Executive Committee.

            Section 3. The Board of Directors of the Company is authorized to fix in advance a record date for the determination of the stockholders entitled to notice of, and to vote at, any meeting of stockholders and any adjournment thereof, or entitled to receive payment of any dividend, or to any allotment or rights, or to exercise any rights in respect of any change, conversion or exchange of capital stock, or in connection with obtaining the consent of stockholders for any purpose, which record date shall not be more than 60 nor less than 10 days proceeding the date of any meeting of stockholders or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent.


                                   ARTICLE VI
                                      Seal

            Section 1. The corporate seal of the Company shall be in the following form:

                      Between two concentric circles the words

              "Wilmington Trust Company" within the inner

              circle the words "Wilmington, Delaware."


                                   ARTICLE VII
                                   Fiscal Year

            Section 1. The fiscal year of the Company shall be the calendar year.


                                  ARTICLE VIII
                     Execution of Instruments of the Company

            Section 1. The Chairman of the Board, the President or any Vice President, however denominated by the Board of Directors, shall have full power and authority to enter into, make, sign, execute, acknowledge and/or deliver and the Secretary or any Assistant Secretary shall have full power and authority to attest and affix the corporate seal of the Company to any and all deeds, conveyances, assignments, releases, contracts, agreements, bonds, notes, mortgages and all other instruments incident to the business of this Company or in acting as executor, administrator, guardian, trustee, agent or in any other fiduciary or representative capacity by any and every method of appointment or by whatever person, corporation, court officer or authority in the State of Delaware, or elsewhere, without any specific authority, ratification, approval or confirmation by the Board of Directors or the Executive Committee, and any and all such instruments shall have the same force and validity as though expressly authorized by the Board of Directors and/or the Executive Committee.

                                   ARTICLE IX
               Compensation of Directors and Members of Committees

            Section 1. Directors and associate directors of the Company, other than salaried officers of the Company, shall be paid such reasonable honoraria or fees for attending meetings of the Board of Directors as the Board of Directors may from time to time determine. Directors and associate directors who serve as members of committees, other than salaried employees of the Company, shall be paid such reasonable honoraria or fees for services as members of committees as the Board of Directors shall from time to time determine and directors and associate directors may be employed by the Company for such special services as the Board of Directors may from time to time determine and shall be paid for such special services so performed reasonable compensation as may be determined by the Board of Directors.


                                    ARTICLE X
                                 Indemnification

            Section 1. (A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person. The Corporation shall indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Corporation.


              (B) The Corporation shall pay the expenses incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a Director officer in his capacity as a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article or otherwise.


              (C) If a claim for indemnification or payment of expenses, under this Article X is not paid in full within ninety days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification of payment of expenses under applicable law.

              (D) The rights conferred on any person by this Article X shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Charter or Act of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested Directors or otherwise.


              (E) Any repeal or modification of the foregoing provisions of this
Article X shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.


                                   ARTICLE XI
                            Amendments to the By-Laws

            Section 1. These By-Laws may be altered, amended or repealed, in whole or in part, and any new By-Law or By-Laws adopted at any regular or special meeting of the Board of Directors by a vote of the majority of all the members of the Board of Directors then in office.

                                                                    EXHIBIT C




                             Section 321(b) Consent


            Pursuant to Section 321(b) of the Trust Indenture Act of 1939, as amended, Wilmington Trust Company hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.



                                    WILMINGTON TRUST COMPANY


Dated: September 8, 1997            By: /s/ Emmett R. Harmon
                                        --------------------
                                    Name: Emmett R. Harmon
                                    Title: Vice President

                                    EXHIBIT D



                                     NOTICE


This form is intended to assist state nonmember banks and savings banks with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



R E P O R T   O F   C O N D I T I O N

Consolidating domestic subsidiaries of the

   WILMINGTON TRUST COMPANY       of       WILMINGTON
-------------------------------          --------------
      Name of Bank


                         City

in the State of   DELAWARE  , at the close of business on June 30, 1997.
                  --------



ASSETS
                                                           Thousands of dollars
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coins...............   208,942
   Interest-bearing balances.........................................         0
Held-to-maturity securities..........................................   403,700
Available-for-sale securities........................................   905,200
Federal funds sold and securities purchased under agreements to resell......................................151,700
Loans and lease financing receivables:
   Loans and leases, net of unearned income. 3,816,484
   LESS:  Allowance for loan and lease losses. 54,535
   LESS:  Allocated transfer risk reserve.         0
   Loans and leases, net of unearned income,
   allowance, and reserve............................................ 3,761,949
Assets held in trading accounts......................................         0
Premises and fixed assets (including capitalized leases).............    95,762
Other real estate owned..............................................     1,751
Investments in unconsolidated subsidiaries and associated companies..        42
Customers' liability to this bank on acceptances outstanding.........         0
Intangible assets....................................................     3,572
Other assets.........................................................   108,295
Total assets......................................................... 5,640,913



                                                          CONTINUED ON NEXT PAGE

LIABILITIES

Deposits:
In domestic offices.................................................  3,864,774
    Noninterest-bearing ........    875,081
    Interest-bearing.    2,989,693
Federal funds purchased and Securities sold under agreements to repurchase................................. 337,784
Demand notes issued to the U.S. Treasury............................     95,000
Trading liabilities (from Schedule RC-D)............................          0
Other borrowed money:...............................................    ///////
    With original maturity of one year or less......................    775,000
    With original maturity of more than one year....................     43,000
Bank's liability on acceptances executed and outstanding............          0
Subordinated notes and debentures...................................          0
Other liabilities (from Schedule RC-G)..............................     84,197
Total liabilities...................................................  5,199,755


EQUITY CAPITAL

Perpetual preferred stock and related surplus........................         0
Common Stock.........................................................       500
Surplus (exclude all surplus related to preferred stock).............    62,118
Undivided profits and capital reserves...............................   376,212
Net unrealized holding gains (losses) on available-for-
sale securities......................................................    (2,328)
Total equity capital.................................................   441,158
Total liabilities, limited-life preferred stock, and
equity capital....................................................... 5,640,913





                                        2